UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2010
Friedman Industries, Incorporated
(Exact name of registrant as specified in its charter)

Texas	1-07521	74-1504405
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4001 Homestead Road
Houston, Texas		77028
(Address of principal executive offices)		(Zip Code)
713-672-9433
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 4, 2010, Jack Friedman, a director and retired Chairman and Chief Executive Officer of Friedman Industries, Incorporated (the “Company”) passed away.
Item 7.01 Regulation FD Disclosure
     On April 6, 2010, the Company issued a press release announcing Mr. Friedman’s passing. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Number	Description

99.1	Press Release of Friedman Industries, Incorporated dated April 6, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 8, 2010

FRIEDMAN INDUSTRIES, INCORPORATED
By:	/s/ BEN HARPER
Ben Harper
Senior Vice President — Finance

Index to Exhibits

Exhibit No.	Description

99.1	Press Release of Friedman Industries, Incorporated dated April 6, 2010.